Exhibit 99.1 December 1st, 2017

Forward looking statements 1 Certain information in this presentation and discussed on the conference call which this presentation accompanies constitutes forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts and by the use of words such as “will,” “may,” “project” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, our proposed acquisition of Centaur Holdings, LLC and various related transactions and the anticipated contribution of Centaur’s business to our results. This information is based on the Company’s current expectations, and actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors as discussed in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, the conditions to the transactions described herein may not be satisfied on a timely basis or at all, our inability to realize the benefits anticipated in connection with the Centaur acquisition, industry and economic conditions and competitive, legal, governmental and technological factors. There is no assurance that the Company’s expectations will be realized. You are cautioned that forward-looking statements are not guarantees of future performance or results. The forward-looking information in this presentation and discussed on the conference call which this presentation accompanies reflects the opinion of management as of today. Please be advised that developments subsequent to this call are likely to cause this information to become outdated with the passage of time. The Company assumes no obligation to update any forward-looking information contained in this presentation or discussed on the conference call which this presentation accompanies should circumstances change, except as otherwise required by securities and other applicable laws.

Use of Non-GAAP measures 2 The following non-GAAP measures will be used in the presentation and discussed on the conference call which this presentation accompanies: EBITDA, Adj. EBITDA, EBITDAR, Adj. EBITDAR, EBITDAM, Adj. EBITDAM, EBITDARM, Adj. EBITDARM and free cash flow EBITDA Margin, Adj. EBITDA Margin Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. They are used by management during the strategic review of performance. The results are not necessarily indicative of future performance. Definitions of these non-GAAP measures, reconciliations to their nearest GAAP measures, and the reasons management believes these measures provide useful information for investors, can be found in the Appendix to this presentation.

Transaction overview 3 The Caesars Resort Collection, LLC (“CRC”) financing transaction is expected to close following the receipt of regulatory approval from the state of Louisiana CRC expects to be on the Louisiana Gaming Control Board (“LGCB”) agenda for the meeting scheduled on 12/21/17 Regulatory approval has already been received in Nevada and New Jersey Update on CRC timing Harrah’s Las Vegas sale-leaseback transaction Centaur acquisition On 11/29/17, Caesars entered into an agreement to sell the real property assets of Harrah’s Las Vegas (“HLV”) to VICI Properties, Inc. (“VICI”) for ~$1.1 billion Caesars will use $74 million of gross sale proceeds to purchase 18.4 acres of land on the east side of the Las Vegas Strip, from VICI, which will be used for future development of convention space In connection with the sale, the HLV property will be leased back from VICI for an initial rent of $87 million per year HLV currently resides in Caesars Entertainment Resort Properties, LLC (“CERP”) and will become a subsidiary of CRC upon completion of the CRC financing transaction(1) The HLV transaction is expected to close by 12/31/17, subject to customary closing conditions Proceeds from the HLV real property sale along with available liquidity will be used as a source of funds for the acquisition of Centaur Following the transaction, the operations of HLV will continue to contribute EBITDA to CRC, post-rent payment to VICI On 11/16/17, Caesars announced the acquisition of Centaur for $1.7 billion in total consideration, consisting of: $1,625 million cash at close $75 million deferred purchase price Centaur owns and operates two racing and casino properties in the Indianapolis area (Indiana Grand Racing & Casino and Hoosier Park Racing & Casino) The acquisition is expected to close in Q2 2018 subject to regulatory approvals and other customary closing conditions Post-acquisition, Centaur will become a subsidiary of CRC The combined Centaur and HLV transactions are expected to be credit accretive, reducing leverage at CRC (1)The HLV sale will be subject to i) the asset sale and sale-leaseback provisions outlined in the CERP Credit Agreement and the CERP Indentures prior to close of CRC and ii) the asset sale and sale-leaseback sweep and reinvestment provisions of the CRC debt documents, post-close of CRC.

Transaction summary 4 HLV sale-leaseback Centaur acquisition CRC capitalization and illustrative operating statistics based on expected synergies at Centaur (1) (3) (4) (5) (6) (2) Note:See Appendix for CRC EBITDA(R)(M), CRC EBITDA(M) and CRC EBITDA reconciliations. In the case that the Harrah’s Las Vegas transaction is delayed or does not close, incremental debt at CRC could be utilized to finance the Centaur acquisition.

Centaur adds scale to Caesars’ business and provides access to a growing region HLV transaction (at 13.0x PF rent expense) will result in improved lease economics while maximizing realized value Leverage neutral due to the sale of HLV real property Eastside Convention Center development at HLV creates opportunity to drive incremental revenue to Caesars’ Las Vegas properties Centaur acquisition grows Caesars’ database, further increasing the value of the Total Rewards network Margin upside from operational initiatives at Centaur and leveraging Caesars’ fixed cost base 1 2 6 3 Highlights of Centaur and HLV transactions 5 5 4

Centaur transaction is expected to be leverage-accretive for both the CRC and Caesars enterprise-wide cap structures

CAESARS ENTERTAINMENT

Enterprise-wide debt

($ in billions)



$9,300
$9,581
Current (3)
Pro forma (4)

Enterprise-wide gross leverage[1]



6.0x
5.8x
Current (3)
Illustrative (5)

Enterprise-wide FCCR[2]



2.7x
2.9x
Current (3)
Illustrative (5)

Enterprise-wide debt

($ in millions)

	Current	Pro forma
CEOC		
First lien term loan[6]	$1,500	$1,500
Total CEOC debt	**$1,500**	**$1,500**
CRC		
Revolving credit facility (drawn amount)	$300	$581
First lien term loan	4,700	4,700
Senior notes	1,700	1,700
Total CRC debt	**$6,700**	**$6,981**
CEC		
Convertible notes (face value)	1,100	1,100
Total CEC debt	**$1,100**	**$1,100**
Total enterprise-wide debt	**$9,300**	**$9,581**

Enterprise-wide EBITDAR

($ in millions)

	LTM 9/30/17 Caesars	(–) HLV sale lease-back	(+) Centaur acquisition	Illustrative Caesars
EBITDAR				
CEOC[6]	$1,143	–	–[8]	$1,143
CRC	1,076	–	190	1,266
Other[7]	(16)	–	–	(16)
Caesars EBITDAR	**$2,203**			**$2,393**

	LTM 9/30/17 Caesars	(–) HLV sale lease-back	(+) Centaur acquisition	Illustrative Caesars
EBITDA				
CEOC[6]	$503	–	–[8]	$503
CRC	1,076	(87)	190	1,179
Other[7]	(16)	–	–	(16)
Caesars EBITDA	**$1,563**			**$1,666**

Note: See Appendix for CEOC EBITDA(R), CEOC EBITDA, CRC EBITDA(R), CRC EBITDA, CEC EBITDA(R) and CEC EBITDA reconciliations.
Enterprise-wide statistics do not include Caesars Entertainment Corporation Parent or Caesars Interactive Entertainment Inc. Enterprise-wide debt reflects market debt only.

(1) Calculated as total debt / Adj. EBITDA.
(2) Fixed charge coverage ratio calculated as (PF Adj. EBITDA – maintenance capex) / PF cash interest expense. Assumes steady state capex of $225 million for CEOC, $190 million for CRC and $20 million for Centaur. Current and pro forma enterprise-wide PF cash interest expense of $419 million and $429 million, respectively, assuming LIBOR of 1.55%.
(3) "Current" statistics represent Caesars LTM 9/30/17 metrics pro forma for CRC close.
(4) "Pro forma" statistics represent Caesars debt pro forma for the HLV sale-leaseback and Centaur acquisition.
(5) "Illustrative" statistics represent Caesars pro forma debt, Caesars LTM 9/30/17 EBITDA(R), Centaur after synergies (see (8) below) and assumed steady state capex (see (2) above) .
(6) Pro forma for Harrah's Philadelphia tack-on. Harrah's Philadelphia LTM 9/30/17 EBITDA is $41 million.
(7) Includes EBITDA for CEC Corporate and CIE not reflected in CEOC and CRC EBITDA(R) figures.
(8) Represents projected Centaur EBITDA, including synergies, in second full year after acquisition.

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The HLV and Centaur transactions will improve CRC free cash flow metrics

- Meaningful EBITDA contribution from Centaur relative to incremental costs expected to result in a more favorable free cash flow profile
- Additionally, CEC anticipates that any tax liabilities created as a result of the HLV sale should be offset by existing NOL's

Free cash flow bridge

($ in millions)



Illustrative CRC (subject to close)
Illustrative CRC, including HLV and Centaur transactions
$1,076
$303
$190
Recurring FCF / Total debt(1): 8.7%
$583
$190
$20
$87
$11
Recurring FCF / Total debt(2): 9.4%
$655
LTM 9/30/17 CRC Adj. EBITDA
Less: PF cash interest expense
Less: Steady state capex
LTM 9/30/17 CRC illustrative free cash flow
Plus: Centaur EBITDA(3)
Less: Centaur steady state capex
Less: Year 1 HLV rent expense
Less: Incremental interest expense
CRC illustrative free cash flow

Note: See Appendix for CRC EBITDA reconciliation.
Free cash flow defined as the cash generated after paying expenses required to maintain operations and is comprised of Adjusted EBITDA less (i) expected steady state capital expenditures, (ii) expected lease payments and (iii) expected interest expense.

(1) Assumes $6,700 million of debt at CRC.
(2) Assumes $6,981 million of pro forma debt at CRC.
(3) Represents projected Centaur EBITDA, including synergies, in second full year after acquisition.

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Pro forma CEC corporate structure

CAESARS ENTERTAINMENT

CEC
(Nasdaq: CZR)

- $1.0 billion Revolving Credit Facility
- $4.7 billion Term Loan B
- $1.7 billion Senior Notes

100%

Caesars Resort Collection, LLC (CRC)
(SUBJECT TO COMPLETION OF FINANCING AND RECEIPT OF REGULATORY APPROVAL FROM LOUISIANA)

Las Vegas properties

1. Bally's Las Vegas
2. Flamingo Las Vegas
3. Harrah's Las Vegas
4. Paris Las Vegas
5. Planet Hollywood
6. Rio All-Suites Hotel & Casino
7. The Cromwell
8. The LINQ Hotel & Casino
9. Harrah's Las Vegas

Regional properties

10. Harrah's Atlantic City
11. Harrah's Laughlin
12. Harrah's New Orleans
13. Indiana Grand
14. Hoosier Park

Non-gaming Las Vegas properties

15. LINQ Promenade / High Roller
16. Octavius Tower

REIT-owned / CRC operated

Centaur properties added to CRC credit group

- $200 million Revolving Credit Facility
- $1.5 billion Term Loan B (pro forma for Harrah's Philadelphia tack-on)

100%

CEOC, LLC

REIT-owned / CEOC-operated

1. Caesars Palace Las Vegas
2. Harveys Lake Tahoe
3. Harrah's Lake Tahoe
4. Harrah's Reno
5. Bally's Atlantic City
6. Caesars Atlantic City
7. Harrah's North Kansas City
8. Harrah's Joliet
9. Harrah's Metropolis
10. Harrah's Council Bluffs
11. Horseshoe Council Bluffs
12. Horseshoe Hammond
13. Horseshoe So. Indiana
14. Horseshoe Tunica
15. Tunica Roadhouse
16. Harrah's Gulf Coast
17. Horseshoe Bossier City
18. Harrah's Louisiana Downs

Owned

1. Harrah's Philadelphia

International operations

1. Alea Glasgow
2. Alea Nottingham
3. The Casino at the Empire
4. Manchester 235
5. Playboy Club London
6. Rendezvous Brighton
7. Rendezvous Southend-on-Sea
8. The Sportsman
9. Emerald Safari

Managed

1. Caesars Cairo
2. The London Clubs Cairo-Ramses
3. Caesars Windsor
4. Harrah's Ak-Chin
5. Harrah's Cherokee
6. Harrah's Cherokee Valley River
7. Harrah's Resort So. California

Note: Simplified structure chart does not reflect intermediate holding companies or separate holding companies for each casino property or subsidiaries related to other businesses, including Caesars Interactive Entertainment Inc. CEOC also receives a management fee from the following properties: Planet Hollywood, LINQ Hotel & Casino, Bally's Las Vegas, The Cromwell, Harrah's New Orleans and Horseshoe Baltimore.

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Harrah’s Las Vegas / Convention Center overview

10 Constructed in 1973, the property is located at the highly desirable center of the Las Vegas Strip 2,530 rooms and suites Over the past two years, room upgrade projects have renovated over 1,600 rooms (~60% total) 1,210 slots and 90 gaming tables 90,600 sq ft casino floor The property includes 16 restaurants and bars, retail shopping, spa services and 24,000 sq ft of meeting space Popular restaurants include Ruth’s Chris Steak House and Toby Keith’s I Love This Bar & Grill Property summary Historical performance Note: See Appendix for HLV EBITDA reconciliation. ($ in millions) Harrah’s Las Vegas property overview

11 Caesars will begin Eastside development with construction of 300k sq ft of finished, first class meeting space, offering the two largest pillarless ballrooms in the world with bridge connections to Harrah’s, LINQ and the LINQ Promenadec Eastside Convention Center (“ECC”) Investment thesis Las Vegas is one of the top meetings destinations in the country offering a strong value proposition to prospective group customers across all key selection criteria The meetings business has been a strong growth driver and active investment area in Las Vegas. Caesars current footprint is highly utilized presenting the opportunity to generate positive returns from additional capacity Eastside convention facility will be attractively positioned in the marketplace Highly flexible meeting space containing the two largest pillarless ballrooms in the world Outdoor plaza will be a unique feature as nothing of this scale is currently offered in Las Vegas Proximity to Harrah’s and LINQ which operate with the lowest ratio of meeting square footage to hotel rooms in our Las Vegas portfolio and will benefit from a higher mix of group customers Meeting space development program Estimated cost of ~$375 million Break ground in early Q2 2018; two year construction period Funded using cash flow from operations 300k sq ft of meeting space (550k gross sq ft facility) Two 108K sqft ballrooms positioned competitively as first and second largest in the world Two 40k sq ft junior ballrooms State-of-the-art boardrooms Enclosed connector to Harrah’s, LINQ and monorail 100k sq ft plaza with pedestrian bridge to the LINQ Promenade

12 (1) Implied cap rate on 13.0x purchase multiple. Eastside Land + Master Plan Harrah’s Las Vegas lease Lease term: 15-year lease with 4, 5-year extensions Initial Rent Coverage: 1.5x Purchase Price: $1.1 billion = 13x initial rent of $87.4 million $87.4 million initial rent based on LTM 9/30/17 Adj. EBITDA of $132 million divided by 1.5x target rent coverage Base rent escalates at 1% for first 5 years and 2% or CPI thereafter subject to 1.6x rent coverage cap First variable rent increase in 2025 calculated by 4% of change in revenue indexed to 2017 Additional variable resets calculated by 4% of change in revenue indexed to 3 years prior $171mm capex from 2017 – 2021 Maintenance capex at 1% of net revenue thereafter Caesars will purchase 18.4 acres of land on the east side of the Las Vegas Strip (the “Eastside Land”) for $73.6 million ($4.0 million per acre) from VICI Caesars anticipates building the ECC on the Eastside Land If the ECC is built, Caesars will have a 1-year put option on the ECC beginning in 2024 If VICI does not close on the put option, Caesars will have the option to purchase HLV for 1 year at 13.0x rent If Caesars does not exercise the put option, VICI has 1-year call option on the ECC starting in 2027 Rent associated with the ECC will be 7.7%(1) of purchase price included in HLV lease and escalate at 1% per annum Summary terms Harrah’s Las Vegas lease and Eastside land option

Centaur overview

14 CRC will acquire Centaur for a total purchase price of $1,700 million Purchase price represents an implied multiple of 8.3x in Year 2 following closing (including expected synergies) Of the $1,700 million, $75 million will be paid in deferred purchase price, with $25 million payable at the end of year 2 and $50 million at the end of year 3. The price includes $25 million in cage cash The acquisition of Centaur will be financed with a combination of cash on hand, borrowing under CRC’s revolving credit facility and proceeds from the sale of the HLV real property Anticipated close: Q2 2018 (following regulatory approval) Summary investment highlights Pure-play asset located in attractive Central Indiana area Access to Indianapolis customer base Caesars’ leading Total Rewards Program to drive gaming upside for both local and cross-market play Centaur assets are of significant scale and should drive meaningful business results for CRC Upside from introduction of table games and cost synergies Financing and timing overview Centaur description Centaur transaction overview Centaur represents two attractive gaming assets strategically located in Central Indiana near Indianapolis Indiana Grand Casino constructed in 2008 / 2009 $271 million LTM 9/30/17A AGR 2,113 slots/ETGs as of 9/30/17 9 F&B outlets, no hotel, 1 mile dirt track, 7/8 mile turf track Hoosier Park Fully-renovated in 2008 with $110m investment $209 million LTM 9/30/17A AGR 1,857 slots/ETGs as of 9/30/17 11 F&B outlets, no hotel, 7/8 mile dirt track Source:Indiana Gaming Commission.

15 Property description Indiana Grand property overview Fully-integrated gaming, racing, dining and entertainment experience with the latest in gaming and racing technology Located 23 miles southeast of downtown Indianapolis 233,000 total sq ft on 283 acres (100 undeveloped) 2,100 permanent surface parking spaces and 1,250 in attached parking garage Gaming: 83,800 sq ft of gaming space 2,113 electronic gaming units (2,081 slots and 32 ETGs) 1-mile dirt course, 7/8 mile turf course 2016 featured 120 live race days Dining and entertainment: Center Bar: offers 360-degree views of the gaming floor 9 restaurants, bars and lounges

Hoosier Park property overview

CAESARS ENTERTAINMENT

Property description

- Fully-integrated gaming, racing, dining and entertainment experience with the latest in gaming and racing technology
- Located 35 miles northeast of Indianapolis and 85 miles southwest of Fort Wayne, Indiana's two largest population centers
- 172,000 total sq ft on 144 acres (4 undeveloped)
- 3,500 spaces of dedicated surface parking
- Gaming:
  - 54,000 sq ft of gaming space
  - 1,857 electronic gaming units (1,838 slots and 19 ETGs)
  - 80,000 sq ft of racing grandstand and customer space
  - 7/8 mile oval racetrack
  - 2016 featured 160 live harness race days
- Dining and entertainment:
  - 5,000-seat outdoor venue
  - 1,200-seat indoor showroom
  - 11 restaurants, bars and lounges
  - 6 food outlets, 3 beverage outlets, and 2 seasonal food and beverage outlets



Northeast to Fort Wayne (~85 miles)
S. Rangeline Rd.
E. 53rd St.
236
Scatterfield Rd.
Southwest to Indianapolis (~35 miles)









16

17 Greater Indianapolis area overview Source:Indiana Gaming Commission. Indianapolis economy is strong, driven by low unemployment and healthy per capita income The Indianapolis-Carmel-Anderson MSA has a large and stable population of +2 million Gaming revenue has grown at a 2.9% CAGR since 2014 Indianapolis is underpenetrated vs regional peers across a suite of metrics including: Win / Unit / Day GGR / Capita Gaming Positions / Capita Overview Indianapolis net win trends ($ in millions) CAGR: 2.9%

18 Adj. EBITDA and margin Net revenue Centaur recent financial performance CAGR: 2.4% CAGR: 5.7% Note:Figures exclude pro forma synergies from CRC acquisition of Centaur. ($ in millions) ($ in millions)

Credit Suisse Contacts 19 Syndicated Loan Capital Markets Corporate Banking Investment Banking – Gaming, Lodging and Leisure Leveraged Finance Origination and Restructuring Jonathan Moneypenny Managing Director Head of U.S. Loan Capital Markets Tel: +1 212 538 1686 jonathan.moneypenny@credit-suisse.com Alex Ranson Director Tel: +1 212 325 2581 alex.ranson@credit-suisse.com Max Wallins Associate Tel: +1 212 325 9069 max.wallins@credit-suisse.com Whitney Gaston Vice President Tel: +1 212 325 6643 whitney.gaston@credit-suisse.com Michael Del Genio Analyst Tel: +1 212 325 7668 michael.delgenio@credit-suisse.com Michael Kamras Managing Director Tel: +1 310 282 7611 michael.kamras@credit-suisse.com Baron Birkhofer Vice President Tel: +1 310 282 5084 baron.birkhofer@credit-suisse.com Sam Archer Associate Tel: +1 310 282 5004 sam.archer@credit-suisse.com Alice Huang Analyst Tel: +1 310 282 5028 alice.huang@credit-suisse.com Joseph Palombini Director Tel: +1 212 538 8198 joseph.palombini@credit-suisse.com Joe Leone Associate Tel: +1 212 538 5767 joseph.leone@credit-suisse.com Doug Yamamoto Analyst Tel: +1 212 538 8176 doug.yamamoto@credit-suisse.com

Appendix

2 CRC Adj. EBITDA(M) reconciliation

2 CERP & CGPH Adj. EBITDA(M) reconciliation

2 CEOC Adj. EBITDA(R) reconciliation

24 CEC Adj. EBITDA(R) reconciliation

2 Harrah’s LV Adj. EBITDA reconciliation

Notes to Non-GAAP information 2 Note:About nine o'clock the moon was sufficiently bright for me to proceed on my way and I had no difficulty in following the trail at a fast walk, and in some places at a brisk trot until, about midnight, I reached the water hole where Powell had expected to camp. I came upon the spot unexpectedly, finding it entirely deserted, with no signs of having been recently occupied as a camp. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is presented as a measure of the Company’s performance. Adj. EBITDA, Adj. EBITDAR, Adj. EBITDAM and Adj. EBITDARM is defined as EBITDA further adjusted to exclude certain non-cash and other items as exhibited in the above reconciliation, and is presented as a supplemental measure of performance. Management believes that Adj. EBITDA, Adj. EBITDAR, Adj. EBITDAM and Adj. EBITDARM provide investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the entity from which the presentation is made. In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand our results. Adjusted EBITDA Margin is the ratio of Adjusted EBITDA to Net Revenue and is presented for the same reasons as Adjusted EBITDA noted above. Free cash flow is considered a non-GAAP financial measure and should not be construed as an alternative to net income/(loss) as an indicator of operational performance or an alternative to cash flow provided by operating activities as a measure of liquidity as determined by U.S. GAAP. Because not all companies use identical calculations, the presentation of free cash flow may not be comparable to other similarly titled measures of other companies. Because not all companies use identical calculations, the presentation of EBITDA, Adj. EBITDA, EBITDAR, Adj. EBITDAR, EBITDAM, Adj. EBITDAM, EBITDARM, Adj. EBITDARM, EBITDA Margin, Adj. EBITDA Margin and free cash flow may not be comparable to other similarly titled measures of other companies.